UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 27, 2012


                             AMERICAS DIAMOND CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54666                   27-1614533
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

2nd Floor, Berkeley Square House, Berkeley Square
            London, United Kingdom                                 W1J 6BD
   (Address of principal executive offices)                       (Zip Code)

                                +44 207 681 1620
              (Registrant's telephone number, including area code)

                                 78 York Street
                             London, England W1H 1DP
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Effective November 27, 2012, our stock symbol changed from "IXPL" to "ADMC" to better reflect the new name of our company. The symbol change became effective with the Over-the-Counter Bulletin Board at the opening of trading on November 27, 2012.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAS DIAMOND CORP.


/s/ Daniel Martinez
--------------------------------
Daniel Martinez
President and Director

Date: December 13, 2012


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